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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                   Date of Report (Date of earliest reported)

                                October 30, 2000

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                         Nano World Projects Corporation
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             (Exact name of registrant as specified in its chapter)


                                    Delaware

                            -------------------------
                 (State or other jurisdiction of incorporation)


                                     0-8155

                            -------------------------
                            (Commission File Number)

                                   73-0977756

                               -------------------
                        (IRS Employer Identification No.)

                     767 Third Avenue, 21st Floor, New York
                          -----------------------------
                    (Address of principal executive offices)

                                      10017
                         ------------------------------
                                   (Zip Code)

                                 (646) 735-0188
                                -----------------

              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 6. RESIGNATION OF REGISTRANT'S DIRECTORS

         On October 30, 2000, Dr. Gilles Picard resigned from the Board of Directors of Nano World Projects Corporation.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Nano World Projects Corporation


Date: November 3, 2000                By: /s/ Robert Papalia
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                                          Robert Papalia
                                          Chairman